Exhibit 99.2

Norwood FINANCIAL CORP NASDAQ GLOBAL : NWFL Q2 2026 Earnings Presentation Community Bank Making Every Day Better™ JULY 22, 2026

NORWOOD FINANCIAL CORP NASDAQ GLOBAL: NWFL Forward-looking statements and additional information This presentation contains forward-looking statements within the meaning of the federal securities laws that are made by Norwood Financial Corp (“Norwood”). All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectations of Norwood and members of its board of directors and senior management teams. Investors and security holders are cautioned that such statements are predictions, and are not guarantees of future performance. Actual events or results may differ materially. Expected financial results or other plans are subject to a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Norwood’s control. Additional risks and uncertainties may include, but are not limited to, the risk that expected cost savings, revenue synergies and other financial benefits from the recently completed merger with PB Bankshares, Inc. (“PB Bankshares”) may not be realized or take longer than expected to realize; the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the integration of PB Bankshares’ business and operations with those of Norwood may take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to Norwood’s existing businesses; the anticipated cost savings and other synergies of the merger may take longer to be realized or may not be achieved in their entirety, and attrition in key client, partner and other relationships relating to the merger may be greater than expected; the ability to achieve anticipated merger-related operational efficiencies; the ability to enhance revenue through increased market penetration, expanded lending capacity and product offerings; changes in monetary and fiscal policies of the Federal Reserve Board and the U. S. Government, particularly related to changes in interest rates; changes in general economic conditions, especially the effects of current fluctuations in tariff policies, impacts of workforce deportations, the proliferation of legal actions challenging government policies, and substantial reductions in force of government and non-government organization employees, all of which may put pressure on supply chains and exacerbate market volatility; occurrence of natural or man-made disasters or calamities, including health emergencies, the spread of infectious diseases, pandemics or outbreaks of hostilities, or the effects of climate change, and the ability of Norwood and its customers to deal effectively with disruptions caused by the foregoing; legislative or regulatory changes; downturn in demand for loan, deposit and other financial services in our market area; increased competition from other banks and non-bank providers of financial services; technological changes and increased technology-related costs; and changes in accounting principles, or the application of generally accepted accounting principles. Due to these and other possible uncertainties and risks, Norwood can give no assurance that the results contemplated in the forward-looking statements will be realized, and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Forward-looking statements are based on information currently available to Norwood, and Norwood assumes no obligation and disclaim any intent to update any such forward-looking statements. All forward-looking statements, express or implied, included in the presentation are qualified in their entirety by this cautionary statement. NON-GAAP FINANCIAL MEASURES In addition to results presented in accordance with GAAP, this presentation includes certain non-GAAP financial measures. Norwood believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of Norwood. Non-GAAP financial measures have inherent limitations. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, non-GAAP measures are used as comparative tools, together with GAAP measures, to assist in the evaluation of operating performance or financial condition. These measures are also calculated using the appropriate GAAP or regulatory components in their entirety and are computed in a manner intended to facilitate consistent period-to-period comparisons. Norwood’s method of calculating these non-GAAP measures may differ from methods used by other companies. These non-GAAP measures should not be considered in isolation or as a substitute or an alternative for those financial measures prepared in accordance with GAAP or in-effect regulatory requirements. Numbers in this presentation may not sum due to rounding. Where non-GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation. NORWOOD FINANCIAL CORP NASDAQ GLOBAL: NWFL Q2 2026 INVESTOR PRESENTATION 2

Q2 2026 summary Selected financial highlights (all comps Y/Y) $26.8M Net Interest Income +41% 3.90% Net Interest Margin (fte) +22bps $9.4M Adjusted Net Income +53% 1.28% Adjusted Return on Average Assets +22bps 3.27% Net Interest Spread (fte) +23 bps $13.6M Adjusted Pre Provision Net Revenue +53% $0.86 Adjusted Diluted EPS +28% 15.28% Adjsuted Return on Tangible Equity +220 bps Key messages 1 Achieved strong second-quarter performance, including record net interest income, extending the momentum we are building towards a bright future 2 Maintained strong financial position and credit quality while growing assets; recorded ~$1.4M initial net charge-offs related to customer bankruptcy 3 Completed Presence Bank integration, including core system conversion, and brand convergence; combined organization poised to better serve communities 4 Continued to build momentum in 2026, through strategic priorities to create a stronger organization with ingrained high-performance culture 1 See appendix for Non-GAAP reconciliation NORWOOD FINANCIAL CORP NASDAQ GLOBAL: NWFL Q2 2026 INVESTOR PRESENTATION 3

Making progress on our 2026 strategic priorities Focused on actions that will create value and build momentum Successfully complete Presence Bank integration • Completed key integration activity, including core system conversion and brand convergence • Ongoing dialogue to share best practices as we continue to standardize on operations and customer engagement Increase operating efficiency and elevate the customer experience through AI • Implemented PB commercial system to drive efficiency, manage risk, and empower employees to do more • Utilize AI embedded in PB processes across the organization as part of integration • Assess AI implementation and pursue highest value opportunities Strengthen our talent pool and deepen our leadership bench • Invest in our people to empower them to serve our communities • Cascade strategic priorities throughout organization • Steve Daniels, Executive Vice President and former Chief Consumer Banking Officer, has assumed role or Chief Lending Officer, assuming role previously held by Vinny O’Bell who is retiring in October 2026 Increase shareholder value • Delivered strong Q2 results on strong financial position and performance of our entire team • Grew asset base through increasing deposits, investment decisions, and strategic M&A • Enhance shareholder returns through a reliable and growing dividend NORWOOD FINANCIAL CORP NASDAQ GLOBAL: NWFL Q2 2026 INVESTOR PRESENTATION 4

Improving financial performance and positioning for continued growth Adjusted earnings per share $0.67 $0.72 $0.86 Q2 2025 Q1 2026 Q2 2026 Tangible book value per share $21.17 $22.43 $22.97 Q2 2025 Q1 2026 Q2 2026 EPS improved due to record net interest income and growth in other income, partially offset by higher expenses due to the acquisition TBV per share increased demonstrating our ability to generate earnings while continuing to build shareholder value Repositioned portfolio and Presence Bank acquisition continued to further strengthen our financial position and provides us with a larger organization to scale as we serve our communities 1 See appendix for Non-GAAP reconciliation NORWOOD FINANCIAL CORP NASDAQ GLOBAL: NWFL Q2 2026 INVESTOR PRESENTATION 5

Loan portfolio overview Small business lending, granular relationships and limited industry concentration Loan portfolio by category 1-4 Family 14% C&I 13% Const & Land 6% Consumer 1% CRE 47% Home q 4% Indirect 15% Total$2.3B Historical asset yields 6.16% 6.18% 6.08% 6.13% 6.22% 6.22% 6.28% 6.34% 5.31% 5.35% 5.54% 5.60% 5.69% 5.66% 5.73% 5.85% 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1 2026 Q2 CRE loans by industry 1-4 Family Rental 12% Investor Real Estate 32% Multi Family 8% Owner Occupied 42% Agriculture 6% Total $1.1B $98K Average Loan Size $325K Average Commercial Loan Size 12% Adjustable, 43% Floating, and 45% Fixed Rate Office Exposure: 7 loans for ~$4.2M CRE Ratio: 202% (as of Q2 2026) NORWOOD FINANCIAL CORP NASDAQ GLOBAL: NWFL Q2 2026 INVESTOR PRESENTATION 6

Strong historical credit quality Credit quality ratios 2022 2023 2024 2025 Q2 2026 Non-performing Loans / Loans 0.08% 0.48% 0.46% 0.34% 1.23% Net Charge Offs / Loans 0.02% 0.39% 0.10% 0.03% 0.24% ACL / Loans 1.15% 1.18% 1.16% 1.07% 1.13% Reserves / NPAs 1,165% 246% 252% 280% 90% NORWOOD FINANCIAL CORP NASDAQ GLOBAL: NWFL Q2 2026 INVESTOR PRESENTATION 7

Attractive retail franchise bolstered by commercial and municipal relationships Deposit portfolio by category Time Deposts 42 NIB Demand 20% IB Demand 18% MMDA 10% Savings 10% Total $2.5B $53K Average Account Size $493M in Municipal Deposits Historical funding costs 2.49% 2.46% 2.39% 2.30% 2.21% 2.21% 2.21% 2.11% 2.32% 2.30% 2.26% 2.17% 2.11% 2.14% 2.12% 2.06% 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1 2026 Q2 Cost of Deposits Cost of funds Deposit composition over time 25% 22% 21% 20% 20% 14% 14% 17% 19% 18% 16% 12% 10% 9% 10% 16% 13% 11% 10% 10% 29% 40% 41% 42% 42% 2022 2023 2024 2025 Q2 2026 Time Deposits Savings MMDA IB Demand NIB Demand NORWOOD FINANCIAL CORP NASDAQ GLOBAL: NWFL Q2 2026 INVESTOR PRESENTATION 8

Strength. Security. Stability.

Customers — Employees — **Key tenets for SUCCESS** — Community — Shareholders

150+ years in business	**UNIFIED BRAND:** Consolidated Wayne Bank, the Bank of Cooperstown, Bank of the Finger Lakes, and Presence Bank under single Wayne Bank brand Committed to the same community banking mission and core values instated upon our founding in 1871
Rewarding shareholders	Focused on achieving above-peer performance targets bolstered by our competitive strength in markets of operation Repositioned the investment portfolio to improve yields in current and future interest rate environment Track record of 34 consecutive years of increasing cash dividends
Growth & expansion	Consistent record of organic growth bolstered by four successful acquisitions between 2011 and 2026, including Presence Bank Focused on expanding noninterest and fee income through product offerings such as wealth and trust management, mortgage, and treasury management services
A community pillar	**MISSION STATEMENT:** "To help our customers and communities build strong financial futures, so that every day, every year, every generation is better than the last." The Bank and its employees are key contributors to several local charities Focused on small business and local relationships

NORWOOD FINANCIAL CORP
NASDAQ GLOBAL: NWFL

Q2 2026 EARNINGS PRESENTATION 9

APPENDIX NORWOOD FINANCIAL CORP NASDAQ GLOBAL: NWFL Q2 2026 INVESTOR PRESENTATION 10

Non-GAAP financial measures Net Interest Income FTE and Average Tangible Equity NORWOOD FINANCIAL CORP Reconciliation of Non-GAAP Results (dollars in thousands, except per share data) Net Interest Income FTE (dollars in thousands) Three months ended Six months ended June 30 June 30 2026 2025 2026 2025 Net Interest Income $26,839 $19,065 $51,393 $36,923 Taxable equivalent basis adjustment using 21% marginal tax rate 182 199 375 397 Net interest income on a fully taxable equivalent basis $27,021 $19,264 $51,768 $37,320 Average Tangible Equity (dollars in thousands) Three months ended Six months ended June 30 June 30 2026 2025 2026 2025 Average equity $288,334 $223,351 $289,064 $220,787 Average goodwill and other intangibles (39,609) (29,394) (39,472) (29,402) Average tangible equity $248,725 $193,957 $249,592 $191,385 NORWOOD FINANCIAL CORP Q2 2026 INVESTOR PRESENTATION 12

Non-GAAP financial measures Pre Provision Net Revenue NORWOOD FINANCIAL CORP Reconciliation of Non-GAAP Results (dollars in thousands, except per share data) Pre Provision Net Revenue (Dollars in thousands) Six Months Three Months Three Months Six Months Three Months Ended Ended Ended Ended Ended June 30, June 30, March 31, June 30, June 30, 2026 2026 2026 2025 2025 Income before tax expense (GAAP) $ 16,449 $ 11,629 $ 4,820 $ 15,120 $ 7,832 Provision for credit losses 3,403 1,944 1,459 1,807 950 Pre provision net revenue (PPNR) (Non-GAAP) 19,852 13,573 6,279 16,927 8,782 Merger-related expenses 4,994 53 4,941 150 150 BOLI restructuring fee 225 0 225 0 0 PPNR adjusted for one time expenses (Non-GAAP) 25,071 13,626 11,445 17,077 8,932 NORWOOD FINANCIAL CORP Q2 2026 INVESTOR PRESENTATION 13

Non-GAAP financial measures Adjusted Return on Average Assets NORWOOD FINANCIAL CORP Reconciliation of Non-GAAP Resutls (Dollars in thousands, except per share date) Adjusted Returnon Average Tangible Shareholders' Equity (Dollar in thousands) Six Months Three Months Three Months Six Months Three Months Ended Ended Ended Ended Ended June 30, June 30, March 31, June 30, June 30, 2026 2026 2026 2025 2025 Net income $13,058 $9,328 $3,730 $11,978 $6,205 Average assets 289,064 2,913,153 2,868,074 2,337,369 2,355,809 Return on average assets (annualized) 0.91% 1.28% 0.53% 1.03% 1.06% Net income 13,058 9,328 3,730 11,978 6,205 Merger-related expneses 4,994 53 4,941 150 150 Boli restructuring fee 225 — 225 — — Tax effect at 21% (1,096) (11) (1,085) (32) (32) Adjuste Net Income (Non-GAAP) 17,181 9,370 7,811 12,097 6,324 Average assets 2,890,759 2,913,153 2,868,074 2,337,369 2,355,809 Adjusted returnon average shareholders' equity (annualized) (Non-GAAP) 1.20% 1.29% 1.10% 1.04% 1.08% NORWOOD FINANCIAL CORP Q2 2026 INVESTOR PRESENTATION 14

Non-GAAP financial measures Net Interest Income FTE and Average Tangible Equity NORWOOD FINANCIAL CORP Reconciliation of Non-GAAP Results (dollars in thousands, except per share data) Net Interest Income FTE (dollars in thousands) Three months ended Six months ended June 30 June 30 2026 2025 2026 2025 Net Interest Income $ 26,839 $ 19,065 $ 51,393 $ 36,923 Taxable equivalent basis adjustment using 21% marginal tax rate 182 199 375 397 Net interest income on a fully taxable equivalent basis $ 27,021 $ 19,264 $ 51,768 $ 37,320 Average Tangible Equity (dollars in thousands) Three months ended Six months ended June 30 June 30 2026 2025 2026 2025 Average equity $ 288,334 $ 223,351 $ 289,064 $ 220,787 Average goodwill and other intangibles (39,609) (29,394) (39,472) (29,402) Average tangible equity $ 248,725 $ 193,957 $ 249,592 $ 191,385 NORWOOD FINANCIAL CORP Q2 2026 INVESTOR PRESENTATION 12 Non-GAAP financial measures Pre Provision Net Revenue NORWOOD FINANCIAL CORP Reconciliation of Non-GAAP Results (dollars in thousands, except per share data) Pre Provision Net Revenue (Dollars in thousands) Six Months Three Months Three Months Six Months Three Months Ended Ended Ended Ended Ended June 30, June 30, March 31, June 30, June 30, 2026 2026 2026 2025 2025 Income before tax expense (GAAP) $ 16,449 $ 11,629 $ 4,820 $ 15,120 $ 7,832 Provision for credit losses 3,403 1,944 1,459 1,807 950 Pre provision net revenue (PPNR) (Non-GAAP) 19,852 13,573 6,279 16,927 8,782 Merger-related expenses 4,994 53 4,941 150 150 BOLI restructuring fee 225 0 225 0 0 PPNR adjusted for one time expenses (Non-GAAP) 25,071 13,626 11,445 17,077 8,932 NORWOOD FINANCIAL CORP Q2 2026 INVESTOR PRESENTATION 13 Non-GAAP financial measures Adjusted Return on Average Assets NORWOOD FINANCIAL CORP Reconciliation of Non-GAAP Results (dollars in thousands, except per shar data) Adjusted Returnon Average Assets (Dollars in thousands) Six Months Three Months Three Months Six Months Three Months Ended Ended Ended Ended Ended June 30, June 30, March 31, June 30, June 30, 2026 2026 2026 2025 2025 Net income $13,058 $9,328 $3,730 $11,978 $6,205 Average assets 2,890,759 2,913,153 2,868,074 2,337,369 2,355,809 Returnon average assets (annualized) 0.91% 1.28% 0.53% 1.03% 1.06% net income 13,058 9,328 3,730 11,978 6,205 Merger-related epxenses 4,994 533 4,941 150 150 Boli restructuring fee 225 — 225 — — Tax effect at 21% (1,098) (1) (1,085) (32) (32) Adjuste Net Income (Non-GAAP) 17,180 9,370 7,811 12,097 6,324 Average assets 2,890,759 2,913,153 2,868,074 2,337,369 2,355,809 Adjsuted reutrn on average assets (annualized) (Non-GAAP) 1.20% 1.29% 1.10% 1.04% 1.08% NORWOOD FINANCIAL CORP Q2 2026 INVESTOR PRESENTATION 14 Non-GAAP financial measures Adjusted Return on Average Tangible Shareholders’ Equity and Adjusted Earnings Per Share Adjusted Returnon Average Tangible Shareholders' Equity (Dollar in thousands) Six Months Three Months Three Months Six Months Three Months Ended Ended Ended Ended Ended June 30, June 30, March 31, June 30, June 30, 2026 2026 2026 2025 2025 Net income $13,058 $9,328 $3,730 $11,978 $6,205 Average shareholders' equity 289,064 288,334 289,799 220,787 223,351 Average intangible assets (39,472) (39,609) (39,334) (29,402) (29,394) Average tangible sahrehlders' equity 249,592 248,728 250,465 191,385 193,957 Returnon average tangible shareholders' equity (annualized) 10.55% 15.04% 6.04% 12.62% 25.10% Net income 13,058 9,328 3,730 11,978 6,205 Merger-related expneses 4,994 53 4,941 150 150 Boli restructuring fee 225 — 225 — — Tax effect at 21% (1,096) (11) (1,085) (32) (32) Adjuste Net Income (Non-GAAP) 17,181 9,370 7,811 12,097 6,324 Average tangible shareholders' equity 249,592 248,725 250,465 191,385 193,957 Adjusted returnon average shareholders' equity (annualized) (Non-GAAP) 13.88% 15.11% 12.65% 12.75% 25.35% Adjusted Eearnings Per Share (Dollars in thousadns) Six Months Three Months Three Months Six Months Three Months Ended Ended Ended Ended Ended June 30, June 30, March 31, June 30, June 30, 2026 2026 2026 2025 2025 GAAP- Based Earnings Pe Share, Basic $1.21 $0.86 $0.35 $1.30 $0.67 GAAP- Based Earnings Pe Share, Diluted $1.21 $0.86 $0.35 $1.30 $0.67 Net Income 13,058 9,328 3,730 11,978 6,205 Merger-realted expneses 4,994 53 4,941 150 150 Boli reconstructuring fee 225 — 225 — — Tax effect at 21% (1,096) (11) (1,085) (32) (32) Adjusted Net Income (Non- GAAP) 17,181 9,370 7,811 12,097 6,324 Adjusted Earnings per Sahre, Basic (Non-GAAP) $1.59 $0.86 $0.73 $1.31 $0.69 Adjusted Earnings per Sahre, Diluted (Non-GAAP) $1.59 $0.86 $0.72 $1.31 $0.69 NORWOOD FINANCIAL CORP Q2 2026 INVESTOR PRESENTATION 15

Thank you